UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 4, 2011

GSE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14785	52-1868008
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

1332 Londontown Blvd., Suite 200, Sykesville, MD 21784

(Address of principal executive office and zip code)

(410) 970-7800

Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation or the registrant under any of the following provisions (see General Instructions A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d - 2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e - 4 (c))

This Amendment to Current Report on Form 8-K/A amends Item 2.01 of our Form 8-K on January 10, 2011 to provide the financial statements required by Items 9.01(a) and 9.01(b).

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated financial statements of EnVision Systems, Inc. as of December 31, 2010 and 2009 and for the years then ended, and the related Independent Auditors’ Report thereon are included as Exhibit 99.1 of the Current Report on From 8-K/A.

(b)	Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010, the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of GSE Systems, Inc. reflecting the acquisition of EnVision Systems, Inc. are included as Exhibit 99.2 of the Current Report on Form 8-K/A.

(c)	Exhibits.

23.1	Consent of KPMG LLP
99.1	Consolidated financial statements of EnVision Systems, Inc. as of December 31, 2010 and 2009
99.2
The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010, the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010 and the Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information of GSE Systems, Inc. reflecting the acquisition of EnVision Systems, Inc., filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSE SYSTEMS, INC.

Date: March 21, 2011	/s/ Jeffery G. Hough
Jeffery G. Hough
Senior Vice President and CFO